Exhibit 10.1

FIRST AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT
OF
BETTER CHOICE COMPANY INC.

THIS FIRST AMENDMENT to the Registration Rights Agreement (this “Amendment”), dated as of [  ], 2019, is entered into by and among Better Choice Company Inc., a Delaware corporation (the “Company”) and the stockholders of the Company who have executed signature pages hereto (collectively, the “Stockholders” and, together with the Company, the “Parties”).  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Rights Agreement (as defined below).

WHEREAS, the Company and certain investors named in the Subscription Agreements, dated April 25, 2019, by and among the Company and the investors identified on the signature pages thereto, are parties to that certain Registration Rights Agreement, dated as of May 6, 2019 (the “Registration Rights Agreement”);

WHEREAS, Section 7(a) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended only by a writing signed by the Company and the Investors holding a majority of the Registrable Securities outstanding from time to time; and

WHEREAS, the Company and the Stockholders wish to amend the Registration Rights Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.        Amendment to Section 2(a)(i). The first sentence of Section 2(a)(i) is hereby amended and restated to read as follows:

“By August 16, 2019 (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities which, for the avoidance of doubt, may also register the sale of primary securities.”
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2.        Amendment to Section 2(c)(i).    The third sentence of Section 2(c)(i) is hereby amended and restated to read as follows:

“Subject to Section 2(d), if (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the 162nd day after the Closing Date (or the 192nd day if the SEC reviews such Registration Statement) (the “Effectiveness Deadline”), or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay (as defined below) or, if the Registration Statement is on Form S-1, for a period of twenty (20) days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K (a “Maintenance Failure”), then, at the election of each Investor, the Company will make pro rata payments to each electing Investor then holding Registrable Securities, as liquidated damages and not as a penalty, in an amount equal to 1% of the aggregate amount paid pursuant to the Subscription Agreements by such Investor for such Registrable Securities (except in the case of the Warrants issued to Canaccord Genuity LLC on the date hereof, such liquidated damages shall be equal to 1% of the Warrant Exercise Price for such Warrants multiplied by the number of such Warrants outstanding) then held by such Investor for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”).”

3.        No Further Effect.  Except as amended hereby, all terms and provisions of the Registration Rights Agreement shall remain in full force and effect, and are hereby ratified and confirmed by the Parties. All references in the Registration Rights Agreement to “this Agreement,” “herein,” “hereof,” “hereby” and words of similar import shall refer to the Registration Rights Agreement, as amended hereby.  In the event of any conflict between the provisions of this Amendment and the Registration Rights Agreement, the provisions of this Amendment shall control.

4.       Counterparts.  This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  A signature delivered by facsimile, pdf, electronic mail or other electronic means shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.  The Parties shall not raise the use of facsimile machine, pdf, electronic mail or other electronic means to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine, pdf, electronic mail or other electronic means as a defense to the formation or enforceability of a contract and each of the Parties forever waives any such defense.

5.       Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:

BETTER CHOICE COMPANY INC.

By:
Name:
Title:

[Signature Page to First Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

STOCKHOLDERS:

[stockholder names and addresses to be inserted ]

By:

[Signature Page to First Amendment to Registration Rights Agreement]